POWER OF ATTORNEY

FOR

MICHAEL FERIK

The undersigned principal, being a Director of The Guardian Insurance & Annuity Company, Inc. (“GIAC”), does hereby constitute and appoint Robert Grauer, Stephanie Susens and Patrick Ivkovich, each as his true and lawful attorney and agent, authorized, empowered and directed to take all action necessary, on behalf of GIAC, in the capacity indicated above, in order to comply with the Securities Act of 1933 (the “33 Act”), the Investment Company Act of 1940 and any other applicable federal laws, including the filing of any amendment to the registration statement and undertaking, any application for exemption from the Investment Company Act of 1940 and any or all amendments to the foregoing relating to:

(1)	Two types of individual deferred variable annuity – the single premium payment contract and flexible premium payment contract marketed under the name The Guardian Investor Individual Variable Annuity, Securities Act of 1933 File No. 33-3175;

(2)	The individual flexible premium deferred variable annuity contract marketed under the name The Guardian Investor Retirement Asset Manager, Securities Act of 1933 File No. 333-21975;

(3)	The individual flexible premium deferred variable annuity contract marketed under the name The Guardian Investor Asset Builder, Securities Act of 1933 File No. 333-109483;

(4)	The individual flexible premium deferred variable annuity contract marketed under the name The Guardian Investor Income Access, Securities Act of 1933 File No. 333-87468;

(5)	The individual flexible premium deferred variable annuity contract marketed under the name The Guardian Investor Variable Annuity Series L, Securities Act of 1933 File No. 333-153839;

(6)	The individual flexible premium deferred variable annuity contract marketed under the name The Guardian Investor Variable Annuity Series B, Securities Act of 1933 File No. 333-153840;

(7)	The individual flexible premium deferred variable annuity contract marketed under the name Guardian Investor II Variable Annuity, Securities Act of 1933 File No. 333-179997;

(8)	The individual flexible premium deferred variable annuity contract marketed under the names The Guardian Investor ProFreedom Variable Annuity (B Share) and The Guardian Investor ProStrategies Variable Annuity (I Share), Securities Act of 1933 File No. 333-187762;

(9)	The individual flexible premium deferred variable annuity contract marketed under the name The Guardian Investor ProFreedom Variable Annuity (C Share), Securities Act of 1933 File No. 333-193627;

(10)	Two types of individual deferred variable annuity – the single premium payment contract and flexible premium payment contract marketed under the name Value Guard Individual Deferred Variable Annuity, Securities Act of 1933 File No. 002-70132;

(11)	Two types of individual deferred variable annuity – the single premium payment contract and flexible premium payment contract, and group deferred variable annuity contract marketed under the name Value Guard II Individual and Group Deferred Variable Annuity, Securities Act of 1933 File No. 002-74906;

(12)	The individual flexible premium deferred variable annuity contract marketed under the name The Guardian CxC Variable Annuity, Securities Act of 1933 File No. 333-119629;

(13)	The individual flexible premium deferred variable annuity contract marketed under the name The Guardian C+C Variable Annuity, Securities Act of 1933 File No. 333-38292;

(14)	The individual single stipulated payment deferred variable annuity contract marketed under the name The Guardian Variable Account 1 (VA-1), Securities Act of 1933 File No. 002-38307; and

(15)	The individual single stipulated payment deferred variable annuity contract marketed under the name The Guardian Variable Account 2 (VA-2), Securities Act of 1933 File No. 002-38308.

as such attorneys and agents shall deem necessary or appropriate. The undersigned hereby ratifies and confirms his respective signature as it may be signed by said attorneys and agents. This instrument shall not be affected by my subsequent disability or incompetence.

I hereby declare that a photostatic, xerographic or similar copy of this original instrument shall be as effective as the original thereof.

I hereby further revoke any and all powers of attorney previously given by me with respect to said registration statement, provided that this revocation shall not affect the exercise of such power prior to the date hereof.

This power of attorney shall remain in full force and effect until the undersigned is no longer a director of GIAC, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has duly executed this power of attorney on March 30, 2022.

Principal:

/s/ Michael Ferik
Michael Ferik

Witness:	/s/ Juanita J. Johnson